SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report(Date  of  earliest  event  reported):  December  9,  1998



                        POMEROY COMPUTER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Commission  file  number  0-20022


              DELAWARE                                 31-1227808
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(State or jurisdiction of incorporation             (I.R.S. Employer
          or  organization)                       Identification  No.)


                     1020 Petersburg Road, Hebron, KY 41048
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (606)586-0600
                                                           -------------

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Item  5.     Other  Events
             -------------

     On December 9, 1998, the Company signed a definitive agreement to purchase certain assets of Access Technologies, Inc., a telecommunications and computer networking provider located in Memphis, Tennessee. A copy of the press release issued by the Company regarding the acquisition is filed herewith as Exhibit 99.2.

     Effective January 7, 1999, Mr. Kenneth R. Waters resigned from the Board of Directors of the Company in connection with his decision to serve on the Board of Directors of the Company's wholly-owned subsidiary Pomeroy Select Integration Solutions, Inc.

     Effective January 7, 1999, Mr. William Lomicka was elected to the Board of Directors to fill the vacancy created by the resignation of Mr. Waters.


Item  7.          Exhibits
                  --------

     99.2     Press  Release  dated  December  9,  1998


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  COMPUTER  RESOURCES,  INC.
                              -----------------------------------



Date: January 29, 1999     By:  /s/  Stephen E. Pomeroy
                              --------------------------------------------------
                                     Stephen E. Pomeroy, Chief Financial Officer


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